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                                             EXHIBIT 4.2
                                             Form of Transitional
                                             Funding Trust Note

          SEE EXHIBIT B ATTACHED TO EXHIBIT 4.3 TO REGISTRATION STATEMENT,
                                 FORM OF INDENTURE